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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: August 11, 2005


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                      0-19027                   84-1057605
(State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)

              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)

                                 (719) 531-9444
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))








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Item 7.01. Regulation FD

(c)        Exhibits

           Exhibit Number                Description

              99.1 Press release of the Company dated August 11, 2005, titled "Simtek Reports Second Quarter 2005 Financial Results"

Item 9.01. Financial Statements and Exhibits

On August 11, 2005, the Company issued a press release updating investors for 2005 second quarter financial results. A copy of the press release is included herewith as Exhibit 99.1.



     LIMITATION ON INCORPORATION BY REFERENCE. In accordance with General Instruction B.6 of Form 8-K, the information furnished in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SIMTEK CORPORATION


                                          By: /s/Harold Blomquist
                                             -----------------------------------
                                             Harold Blomquist, President and
                                             Chief Executive Officer


August 11, 2005
































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                                  EXHIBIT INDEX



Exhibit Number        Description

     99.1             Press  release of the Company,  dated May 13, 2005,
                      announcing  its First  Quarter 2005     Financial Results.









































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